SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 20, 2003

                                  E-Z-EM, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               1-11479                               11-1999504
      (Commission File Number)           (IRS Employer Identification No.)

                1111 Marcus Avenue, Lake Success, New York 11042
          (Address of Principal Executive Offices, Including Zip Code)

                                 (516) 333-8230
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

On October 20, 2003, E-Z-EM, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company was considering a spin-off and initial public offering of its wholly-owned subsidiary, AngioDynamics, Inc., based in Queensbury, N.Y.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99.1 Press Release dated October 20, 2003.

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                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2003              E-Z-EM, INC.
                                     (Registrant)


                                     By: /s/ Anthony A. Lombardo
                                         --------------------------------
                                         Anthony A. Lombardo
                                         President and Chief Executive Officer